Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

18. SUBSEQUENT EVENTS

On February 14, 2025, the 2,500,000 public warrants expired and were delisted from Nasdaq Stock Market.

In January 2025, the Company borrowed approximately $0.7 million (equivalent to RMB 5 million) from Huaxia Bank. The bank borrowing was guaranteed by Beijing Zhongguancun Technology Financing Guarantee Co., LTD, and Mr. Zhang Bing, the Chairman of the Company's board of directors.

These consolidated financial statements were approved by management and available for issuance on March 10, 2025. The Company has evaluated subsequent events through this date and concluded that there are no additional reportable subsequent events other than that disclosed in above.